Reconciliation of GAAP and Non-GAAP Result (Details) - Schedule of Reconciliation of GAAP and Non-GAAP Result - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Schedule of Reconciliation of GAAP and Non-GAAP Result [Abstract]
Income from operations	$ 16,213	$ 11,466
Adjustment: Share-based compensation	189	2,585
Non-GAAP income from operations	16,402	14,051
Net income attributable to ordinary shareholders	16,903	30,191
Adjustment: Share based compensation	189	2,585
Adjustment: Change in fair value of warrant liability	(155)	(18,213)
Non-GAAP net income attributable to ordinary shareholders	$ 16,937	$ 14,563
Weighted average shares used in calculating earnings per ordinary share-basic (in Shares)	62,774,488	50,127,122
Non-GAAP earnings per share (in Dollars per share)	$ 0.27	$ 0.29
Weighted average shares used in calculating earnings per ordinary share-diluted (in Shares)	62,774,488	51,452,122
Non-GAAP diluted earnings per share (in Dollars per share)	$ 0.27	$ 0.28